United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22878

Rx Funds Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 2nd Floor, New York, NY  10105
(Address of principal executive offices)         (Zip code)

John Pileggi, President, 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code: (212) 488-1331

Date of fiscal year end: 10/31/2015

Date of reporting period: 10/31/2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

Rx Funds Trust

Annual Report - October 31, 2015

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Rx Tactical Rotation Fund
Schedule of Portfolio Investments	13
Rx Traditional Allocation Fund
Schedule of Portfolio Investments	14
Rx MAR Tactical Moderate Growth Fund
Schedule of Portfolio Investments	15
Rx MAR Tactical Growth Fund
Schedule of Portfolio Investments	16

Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33

Additional Fund Information
Portfolio Summaries	34
Table of Shareholder Expenses	35
Other Tax Information	37
Approval of Advisory and Sub-Advisory Agreements	38
Trustees and Officers	42

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Rx Funds Trust

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the Rx Funds Trust (the “Funds” or for each fund separately, a “Fund”) for the year ended October 31, 2015.

The fiscal year ended October 31, 2015 was a very important year for the Adviser of the Funds. On July 31st, American Independence Financial Services, LLC (“American Independence”), the adviser to your Funds, merged with FolioMetrix LLC, a registered investment adviser headquartered in Omaha, NE. American Independence was renamed RiskX Investments, LLC (“RiskX Investments”). Shareholders of the Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund (together the “MAR Tactical Funds”) will be receiving a proxy which will enable each of those shareholders to vote on new advisory and sub-advisory agreements for the MAR Tactical Funds. The initial shareholders of the Rx Tactical Rotation Fund (formerly the MAR Tactical Conservative Fund) and Rx Traditional Allocation Fund (formerly the MAR Tactical Aggressive Growth Fund) have already approved those agreements. However, all shareholders of the Rx Funds Trust (the “Trust”) will receive a proxy which may include some more routine matters.

So what does this merger mean to your mutual fund? Simply, but very importantly, your Fund will continue to receive the identical service, with no current change in either advisory or sub-advisory fees. RiskX Investments will offer access to a wide array of boutique asset managers and tactical strategists within a series of sub-advised mutual funds. Jerry Murphey has joined RiskX Investments as President, and Steven Wruble has been appointed Chief Investment Officer. Jerry and Steve bring with them a distinguished Investment Management & Research team that will oversee the selection and performance of sub-advisors for each American Independence Fund.

In addition to the Funds in this Trust, RiskX Investments also serves as the adviser to the American Independence Funds Trust. The former FolioMetrix team pioneered the Rx Family of Funds, and the combined firm will also offer an array of tactical and risk managed funds, which will be called the Rx Series. RiskX Investments proprietary research platform covers the full spectrum of active investing from traditional single manager risk-adjusted strategies to multi-strategy tactical risk managed solutions.

RiskX Investments continues to enjoy a proud tradition of active management from industry leaders, and we are grateful for the confidence demonstrated by our shareholders in approving the continued stewardship of the American Independence Funds Trust. The “RiskX” brand reflects our focus on identifying risks, whether the risk of loss, of not achieving an expected outcome, or of meeting a real-life need, and crafting product solutions that seek to address these risks.

The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and RiskX Investments will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. As discussed, the merger between American Independence and FolioMetrix has made the Adviser a stronger firm with additional investment professionals and a stronger communications group so we can better communicate with you throughout the year. Please do not hesitate to contact us with any questions at 866-410-2006. Everyone at RiskX Investments wants to take this opportunity to wish you a happy holiday season as well as a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Rx Funds Trust

Important Disclosures

Investing in the Fund involves risk. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the Rx Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.rxfunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Fund’s prospectus or summary prospectus.

Shares of the Rx Funds Trust are distributed by Matrix Capital Group, Inc., which is not affiliated with Rx Investments Trust, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

Rx Funds Trust

Rx Tactical Rotation Fund Commentary

Corey Hoffstein – Portfolio Manager
Justin Sibears – Portfolio Manager

The Rx Tactical Rotation Fund (Institutional share class, the “Fund”) returned -3.80% for the period August 5, 2015 (commencement of operations) through October 31, 2015. Over the same period, the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned -2.95%. Prior to September 27, 2015, the Fund was managed by BFP Capital Management.

Market Overview

During the past year (November 1, 2014 through October 31, 2015), global markets have seen considerable volatility driven by: (1) continued quantitative easing in Europe, (2) slowing economic growth in China, and (3) the constant debate of when the U.S. Federal Reserve will begin raising rates.

In a global economy, however, these three are inextricably linked. The current investment environment is one where any analysis can be quickly washed away by macro-economic policy.

Traditionally, the Federal Reserve’s stated mandate has been to manage U.S. inflation and unemployment; what might be considered to be introspective variables. However, it was deterioration in China that caused the Fed to take pause on raising rates in August, which is a decidedly outward view.

When the world is flat, however, these two views are in harmony: deterioration in China is bearish for global economic growth. With a considerable amount of U.S. company sales revenue driven from foreign economies, global growth is important for a sustained recovery within the U.S.

Consider this: according to FactSet1, S&P 500 companies that generate more than 50% of sales inside the U.S. had a blended earnings growth rate of 4.8% in Q3 2015. Companies that generate less than 50% of sales inside the U.S., on the other hand, have seen a blended earnings decline of -10.6%.

While these are only singular quarterly numbers, they point to a potentially disturbing trend: Fed policy that may send some companies soaring may steer others into the ground. Why? The answer can be found in a stronger U.S. dollar – which is the likely result of higher U.S. interest rates. When a company earns revenue in a foreign currency, it must exchange that currency back into dollars. As the dollar strengthens, every unit of foreign currency becomes worth less. All else held equal, this will cause a decline in revenue.

Ironically, while rising rates in the U.S. may be an indication that the Fed is seeing data that points to a sustained recovery, the action could drive many companies – particularly exporters – into an earnings recession. So, a sustained recovery may not truly be possible unless central banks begin to act in unison instead of their own self-interest. Coordination, and not currency wars, may be necessary to drag the world out of its economic malaise. In the meantime, companies that can grow in such an anemic environment are being heavily rewarded. This has, to date, been predominately the technology and consumer discretionary sectors. Sectors that require sustained global demand – such as energy and materials – have been punished.

In the current “Fed on / Fed off” environment, what is good is bad and what is bad is good. Good news, seen as an indication that the Fed is more likely to raise rates sooner, is taken as bad news with markets selling off. Bad news, an indication that the Fed may hold off longer, is received as good news with markets rallying. When the market is used as a barometer of economic health, however, “sustained recovery” and “market volatility” become contradictory. So we have to ask: in such a reflexive environment, is the tail (the market) wagging the dog (the Fed)? One thing is for certain: volatility is likely here to stay.

Positioning and Outlook

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect our portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes or sectors, as a firm we do not hold an opinion on near- or long-term economic outlooks. We believe that momentum can provide us insight into supply and demand trends within the market which ultimately reflect how investors are digesting changing economic information.

The Fund is comprised of three sleeves. The first is our U.S. Factor Defensive Equity, a portfolio comprised of ETFs capturing the value, size, momentum, low-volatility, and dividend growth equity factors. The second is our Risk Managed U.S. Sectors portfolio, which invests in the nine primary U.S. sectors, with the ability to remove any sector exhibiting downside momentum. The third is the Tailwinds Growth portfolio, a multi-asset global growth portfolio.

[1]	http://www.factset.com/websitefiles/PDFs/earningsinsight/earningsinsight_11.6.15

Rx Funds Trust

As a tactical risk manager, we believe there are periods where, in the best interest of capital preservation, the best investment is simply not to invest. All three of these sleeves have the ability to move to highly defensive positions (e.g., short-term U.S. Treasuries).

Early after the Fund’s inception, momentum significantly declined, and even turned negative, in many global asset classes. This led to a substantial increase in our defensive positioning within each of the three sleeves. This substantial move towards short-term U.S. Treasuries and other defensive positions during August and September was the largest detractor of performance as global markets rallied in October, with the S&P 500 Index returning north of 800 basis points and the MSCI ACWI returning north of 700 basis points in the month of October.

At the end of the Fund’s fiscal year, the U.S. Factor Defensive Equity and the Risk Managed U.S. Sector sleeves each held an approximately 43% position in short-term U.S. Treasuries, a position based on our models at that point in time. While this is how the Fund is positioned as of October 31, 2015, our models are designed to react to changes in the market environment. There is no assurance that the general themes outlined above will remain persistent through the remainder of 2015. How the Fund is positioned in the future will ultimately be dictated by the changes in market currents that our models identify as significant, emerging trends.

Thank you for your continued investment in the Rx Tactical Rotation Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Rx Funds Trust

Rx Tactical Rotation Fund - Performance

Total Returns as of October 31, 2015
Since Inception(3)
Rx Tactical Rotation Fund
Institutional Class Shares	(3.80%)
Class A Shares(1)	(9.43%)
Class C Shares(2)	(4.96%)
MSCI All Country World Index	(2.95%)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.riskxfunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period August 5, 2015 (commencement of operations) through October 31, 2015.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Rx Funds Trust

Rx Traditional Allocation Fund Commentary

Corey Hoffstein – Portfolio Manager
Justin Sibears – Portfolio Manager

The Rx Traditional Allocation Fund (Institutional share class, the “Fund”) returned -6.50% for the period August 5, 2015 (commencement of operations) through October 31, 2015. Over the same period, the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned -2.95%.

Market Overview

During the past year (November 1, 2014 through October 31, 2015), global markets have seen considerable volatility driven by: (1) continued quantitative easing in Europe, (2) slowing economic growth in China, and (3) the constant debate of when the U.S. Federal Reserve will begin raising rates.

In a global economy, however, these three are inextricably linked. The current investment environment is one where any analysis can be quickly washed away by macro-economic policy.

Traditionally, the Federal Reserve’s stated mandate has been to manage U.S. inflation and unemployment; what might be considered to be introspective variables. However, it was deterioration in China that caused the Fed to take pause on raising rates in August, which is a decidedly outward view.

When the world is flat, however, these two views are in harmony: deterioration in China is bearish for global economic growth. With a considerable amount of U.S. company sales revenue driven from foreign economies, global growth is important for a sustained recovery within the U.S.

Consider this: according to FactSet1, S&P 500 companies that generate more than 50% of sales inside the U.S. had a blended earnings growth rate of 4.8% in Q3 2015. Companies that generate less than 50% of sales inside the U.S., on the other hand, have seen a blended earnings decline of -10.6%.

While these are only singular quarterly numbers, they point to a potentially disturbing trend: Fed policy that may send some companies soaring may steer others into the ground. Why? The answer can be found in a stronger U.S. dollar – which is the likely result of higher U.S. interest rates. When a company earns revenue in a foreign currency, it must exchange that currency back into dollars. As the dollar strengthens, every unit of foreign currency becomes worth less. All else held equal, this will cause a decline in revenue.

Ironically, while rising rates in the U.S. may be an indication that the Fed is seeing data that points to a sustained recovery, the action could drive many companies – particularly exporters – into an earnings recession. So, a sustained recovery may not truly be possible unless central banks begin to act in unison instead of their own self-interest. Coordination, and not currency wars, may be necessary to drag the world out of its economic malaise. In the meantime, companies that can grow in such an anemic environment are being heavily rewarded. This has, to date, been predominately the technology and consumer discretionary sectors. Sectors that require sustained global demand – such as energy and materials – have been punished.

In the current “Fed on / Fed off” environment, what is good is bad and what is bad is good. Good news, seen as an indication that the Fed is more likely to raise rates sooner, is taken as bad news with markets selling off. Bad news, an indication that the Fed may hold off longer, is received as good news with markets rallying. When the market is used as a barometer of economic health, however, “sustained recovery” and “market volatility” become contradictory. So we have to ask: in such a reflexive environment, is the tail (the market) wagging the dog (the Fed)? One thing is for certain: volatility is likely here to stay.

Positioning and Outlook

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect our portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes or sectors, as a firm we do not hold an opinion on near- or long-term economic outlooks. We believe that momentum can provide us insight into supply and demand trends within the market which ultimately reflect how investors are digesting changing economic information.

Shortly after the Fund’s inception, our momentum models identified significant negative momentum across many global asset classes, leading to a decreased allocation to global equities in favor of global fixed-income and short-term U.S. Treasuries. Our models recommended a decrease in equity allocation on August 21st, and then a complete removal of the equity allocation on August 24th. The significantly decreased allocation to equity was the largest detractor of performance during the period, with the MSCI ACWI rallying over 700 basis points in October alone while the Fund maintained its largely defensive positioning.

At the end of the Fund’s fiscal year, the portfolio was approximately 37% in broad global equities, 20% in global fixed income, and 43% in short-term U.S. Treasuries,

[1]	http://www.factset.com/websitefiles/PDFs/earningsinsight/earningsinsight_11.6.15

Rx Funds Trust

a position based on our models at that point in time. While this is how the Fund was positioned as of October 31, 2015, our models are designed to react to changes in the market environment. There is no assurance that the general themes outlined above will remain persistent through the remainder of 2015. How the Fund is positioned in the future will ultimately be dictated by the changes in market currents that our models identify as significant, emerging trends.

Thank you for your continued investment in the Rx Traditional Allocation Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Rx Funds Trust

Rx Traditional Allocation Fund - Performance

Total Returns as of October 31, 2015
Since Inception(3)
Rx Traditional Allocation Fund
Institutional Class Shares	(6.50%)
Class A Shares(1)	(11.97%)
Class C Shares(2)	(7.63%)
MSCI All Country World Index	(2.95%)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.riskxfunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period August 5, 2015 (commencement of operations) through October 31, 2015.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Rx Funds Trust

MAR Tactical Funds Commentary
(MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund)

Mr. Charles McNally – Portfolio Manager

For the fiscal year ended October 2015, the Rx MAR Tactical Moderate Growth Fund (Institutional Class shares) returned 1.10%. The Fund’s benchmark, the MSCI All Country World Index, had a loss of -0.03% for the same time period.

For the fiscal year ended October 2015, the Rx MAR Tactical Growth Fund (Institutional Class shares) returned -0.59% versus the -0.03% performance of the MSCI All Country World Index benchmark.

Investment Strategy

Both Funds are sub-advised by Cougar Global Investments, Ltd. (“Cougar”) using the Macro-economic Assessment of Risk (MAR) downside-risk aware methodology. When an optimistic economic outlook provides a favorable climate for equity returns, the strategies gravitate to opportunities in global equities, but less optimistic – or troubled – assessments of the economy force the portfolios into a balanced or outright defensive posture incorporating fixed income and/or cash. Both Funds hold Exchange-Traded Funds (ETFs) as a proxy for securities, and can employ other Exchange-Traded Products (ETPs) as a proxy for gold, rather than directly investing in securities or commodities. The MAR Tactical Moderate Growth Fund has a stricter risk tolerance than the MAR Tactical Growth Fund.

The Funds do not use leverage or invest in levered ETFs or ETPs. They do not employ short positions, nor do they use ETFs that short securities or replicate short positions. In addition, no derivatives are used in the portfolios. The Funds hold ETFs, ETPs and cash (including a money market fund) only, and the selected vehicles directly hold the underlying securities or (in the case of SPDR Gold Shares or the iShares Gold Trust) the physical gold. In order to be considered for the MAR strategies, asset classes must exhibit distinct patterns of behavior in the five MAR scenarios (Growth, Stagnation, Recession, Inflation, and Chaos).

Portfolio Positioning

During the Funds’ fiscal year, the Cougar outlook for the U.S. economy deteriorated in stages from a near-record level of optimism for above-trend U.S. economic growth (94% probability for the Growth scenario, whereby Gross Domestic Product, or GDP, growth would exceed 2.7% for the coming 12 months) to a picture dominated by a high likelihood of Stagnation, defined as positive but below-trend U.S. growth (74% probability that GDP growth would stay below 2.7% for the coming 12 months). However, mostly optimistic forecasts prevailed for most of the year: it was not until May that the outlook first fell below an 83% probability for the Growth scenario. From that point forward, the outlook shifted down every month to a greater emphasis on Stagnation.

Concurrent with the fading economic outlook, the MAR Fund portfolios transitioned from a high proportion of equity-based investments to a mix of equities and fixed income. For the MAR Tactical Moderate Growth Fund, this meant keeping the equity allocation between 83% and 98% for most of the year, with the portfolio starting to move to a more defensive balance starting in July. By fiscal year-end on October 31st, the portfolio’s allocation targets stood at 38% equities, 60% fixed income and 2% cash. This shift helped avoid some of the volatility that global markets experienced in late August, when global growth and deflation worries erupted following the Chinese currency devaluation.

For the MAR Tactical Growth Fund, which has a higher risk tolerance, the equity allocation target stayed in the range of 93% to 98% until mid-October, at which point a new 35% fixed income allocation brought the equity share down to 63% (with 2% set aside for cash). However, the Fund’s balance between domestic and international equity positions began to move to a more conservative posture in August. International equity positions had ranged from 10% to 20% of the portfolio for most of the year, with positions in Mexico, the Eurozone, Asia ex-Japan, and Japan (currency hedged). But from late August on, both MAR Funds re-focused on domestic equities, and the only remaining foreign exposure was a 5% position in currency-hedged Japanese equities.

Attribution of Returns

Despite the optimistic note upon which the fiscal year began, returns for the global asset classes represented in the MAR Funds’ portfolios were mostly lackluster. Returns for the domestic indices underlying most of the portfolios’ positions ranged from about 2% to 5.2% for the fiscal year. Since domestic equity positions in particular represented the majority of both portfolios for almost the entire time, this limited each Fund’s return potential. Furthermore, returns from the domestic fixed income markets were restrained by the expectation that the Federal Reserve would be raising their benchmark policy interest rate sooner or later.

Rx Funds Trust

Gold, which was used at times as a hedge against the Chaos scenario (a market environment characterized by unusual correlations between asset classes) lost nearly 2% for the fiscal year. The index underlying a Mexican equities ETF lost over 18% for the same period due to the close association between Mexican growth and energy prices (which mainly faltered) as well as above-trend U.S. growth (which failed to materialize); fortunately, the Mexican position was liquidated early in the year before most of the decline occurred. The worst contributor to returns was a 5% position in the equities of Asian economies (excluding Japan), which swooned during the August scare over global growth and deflation concerns. That index lost over 7% for the fiscal year.

The best contributor to returns was currency-hedged Japanese equity. Both Funds initiated positions just a week into the fiscal year which stayed in the portfolios for a majority of the fiscal year. They took advantage of the rally that followed the announcement of the “Abenomics” policy to stimulate the Japanese economy, raise their inflation rate, and boost investments by the national pension system in local equities. The Funds used two different ETFs to invest in Japanese equities (while avoiding foreign exchange exposure to the depreciating Yen), and the indices underlying the ETFs rallied over 16% for the fiscal year.

The biggest event of the year was the aforementioned financial markets swoon that followed the Chinese Renminbi devaluation on August 11th. Leading up to that point, questions had already been raised about the durability of economic growth in the U.S., Europe, and most emerging economies, and China’s growth appeared to be slowing enough to affect its global trading partners. Crude oil prices gave up their gains from early in the year by mid-summer, and prices in other commodity markets declined as the signs of slowing growth prospects piled up. Financial market volatility continued into the next month, making August and September the two worst months of the year for both Funds, although some of the losses were recouped in October. However, when the October rally started, the Funds’ biggest positions were in mid-cap U.S. equities, which lagged the large-cap sector.

The year’s other significant event, the late-June decision by the Greek government to put their negotiated sovereign debt agreement to a referendum, induced short-term volatility – more so in Europe than in the U.S. – but it had a relatively small impact on the Funds’ returns due to their small direct exposure to European positions.

Outlook

The Funds start the new fiscal year positioned for a Stagnation economic environment in which U.S. GDP growth will be positive but below the long-term trend rate of 2.7%. This continues the environment that has persisted since the last recession troughed in June 2009, during which time U.S. GDP has grown just over 2% per year after inflation. One change in the outlook is the introduction of a 10% likelihood of Consumer Price Index (CPI) inflation exceeding 2.7% on a year-over-year basis (assuming that energy prices stop falling). Although an Inflation scenario is not expected to persist, even a short bout of revived inflation could negatively impact financial markets. The Funds’ portfolios hold a mix of equity- and fixed income-based ETFs, with no direct exposure to any commodities. The MAR Tactical Growth Fund starts the year with 63% in domestic equities, 35% in domestic fixed income (investment-grade corporate bonds), and a 5% target holding of currency-hedged Japanese equities, while the less aggressive MAR Tactical Moderate Growth Fund has just 38% in domestic equities and 60% in domestic fixed income (mortgage-backed bonds and investment-grade corporate bonds). Both Funds continue to maintain a 2% cash position. The biggest equity exposure in both portfolios is in ETFs focused on mid-cap securities.

We appreciate the trust of our investors and their financial advisors, and will strive to continue as good stewards of their capital for years to come.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Funds’ future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Funds’ positions at period-end.

Rx Funds Trust

Rx MAR Tactical Moderate Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 19, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	Since Inception(3)
Rx MAR Tactical Moderate Growth Fund
Institutional Class Shares	(1.10%)	2.67%
Class A Shares(1)	(7.23%)	(0.93%)
Class C Shares(2)	(3.09%)	1.69%
MSCI All Country World Index	(0.03%)	3.73%
Blended Benchmark(4)	3.12%	6.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.riskxfunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 19, 2013 (commencement of operations) through October 31, 2015.
(4)

The Blended Benchmark is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry.

The US Broad Investment Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Rx Funds Trust

Rx MAR Tactical Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 19, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	Since Inception(3)
Rx MAR Tactical Growth Fund
Institutional Class Shares	(0.59%)	2.80%
Class A Shares(1)	(6.58%)	(0.79%)
Class C Shares(2)	(2.55%)	1.78%
MSCI All Country World Index	(0.03%)	3.73%
Blended Benchmark(4)	3.12%	6.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.riskxfunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 19, 2013 (commencement of operations) through October 31, 2015.
(4)

The Blended Benchmark is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry.

The US Broad Investment Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

Rx Funds Trust	Schedule of Portfolio Investments
Rx Tactical Rotation Fund	October 31, 2015

Security Description	Shares	Value ($)
Exchange Traded Products — 78.5%
International Equity Exchange Traded Products — 2.8%
Vanguard FTSE All-World ex-US ETF	38	1,728
Vanguard FTSE All-World ex-US Small-Cap ETF	6	570
		2,298
International Fixed Income Exchange Traded Product — 2.2%
PowerShares Global Emerging Markets Sovereign Debt	66	1,850

U.S. Equity Exchange Traded Products — 35.9%
Guggenheim S&P 500 Equal Weight ETF	42	3,305
Guggenheim S&P 500 Pure Value ETF	59	3,037
iShares Core S&P Small-Cap ETF	41	4,635
iShares MSCI USA Minimum Volatility ETF	95	3,986
iShares MSCI USA Momentum Factor ETF	44	3,221
ProShares S&P 500 Dividend Aristocrats ETF	73	3,644
Consumer Discretionary Select Sector SPDR Fund	10	810
Consumer Staples Select Sector SPDR Fund	66	3,292
SPDR S&P 500 ETF Trust	11	2,287
Utilities Select Sector SPDR Fund	36	1,575
		29,792
U.S. Fixed Income Exchange Traded Products — 37.6%
iShares 1-3 Year Treasury Bond ETF	346	29,351
iShares U.S. Preferred Stock ETF	47	1,845
		31,196
Total Exchange Traded Products (Cost $64,482)		65,136

Short-Term Investment — 11.2%
Money Market Fund — 11.2%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	9,293	9,293
Total Short-Term Investment (Cost $9,293)		9,293

Total Investments (Cost $73,775(b)) — 89.7%		$74,429

Other assets in excess of liabilities — 10.3%		8,501

NET ASSETS — 100.0%		$82,930

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF— Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$65,136	$—	$—	$65,136
Short-Term Investment	9,293	—	—	9,293
Total Investments	$74,429	$—	$—	$74,429

See Notes to Financial Statements

Rx Funds Trust	Schedule of Portfolio Investments
Rx Traditional Allocation Fund	October 31, 2015

Security Description	Shares	Value ($)
Exchange Traded Products — 34.8%
International Equity Exchange Traded Products — 3.6%
iShares MSCI BRIC ETF	16	504
iShares MSCI EAFE Value ETF	10	491
iShares MSCI Emerging Markets ETF	15	523
iShares MSCI Eurozone ETF	14	516
		2,034
U.S. Equity Exchange Traded Products — 24.3%
iShares Core S&P 500 ETF	10	2,090
iShares Micro-Cap ETF	7	515
iShares Russell 1000 Growth ETF	42	4,246
iShares Russell 1000 Value ETF	16	1,605
iShares Russell 2000 Growth ETF	3	425
iShares Russell 2000 Value ETF	19	1,806
iShares Russell Mid-Cap Growth ETF	29	2,731
iShares Russell Mid-Cap Value ETF	7	499
		13,917
U.S. Fixed Income Exchange Traded Product — 6.9%
iShares Short Treasury Bond ETF	36	3,970

Total Exchange Traded Products (Cost $20,252)		19,921

Short-Term Investment — 76.1%
Money Market Fund — 76.1%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	43,611	43,611
Total Short-Term Investment (Cost $43,611)		43,611

Total Investments (Cost $63,863(b)) — 110.9%		$63,532

Liabilities in excess of other assets — (10.9)%		(6,254)

NET ASSETS — 100.0%		$57,278

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF— Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$19,921	$—	$—	$19,921
Short-Term Investment	43,611	—	—	43,611
Total Investments	$63,532	$—	$—	$63,532

See Notes to Financial Statements

Rx Funds Trust	Schedule of Portfolio Investments
Rx MAR Tactical Moderate Growth Fund	October 31, 2015

Security Description	Shares	Value ($)
Exchange Traded Products — 98.1%
U.S. Equity Exchange Traded Products — 38.4%
iShares Core S&P Small-Cap ETF	8,875	1,003,319
SPDR S&P 500 ETF Trust	4,940	1,027,174
SPDR S&P MidCap 400 ETF Trust	21,345	5,607,545
		7,638,038
U.S. Fixed Income Exchange Traded Products — 59.7%
iShares Core U.S. Aggregate Bond ETF	45,078	4,933,787
iShares MBS ETF	63,222	6,919,015
		11,852,802

Total Exchange Traded Products (Cost $19,461,077)		19,490,840

Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	132,022	132,022
Total Short-Term Investment (Cost $132,022)		132,022

Total Investments (Cost $19,593,099(b)) — 98.8%		$19,622,862

Other assets in excess of liabilities — 1.2%		245,157

NET ASSETS — 100.0%		$19,868,019

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$19,490,840	$—	$—	$19,490,840
Short-Term Investment	132,022	—	—	132,022
Total Investments	$19,622,862	$—	$—	$19,622,862

See Notes to Financial Statements

Rx Funds Trust	Schedule of Portfolio Investments
Rx MAR Tactical Growth Fund	October 31, 2015

Security Description	Shares	Value ($)
Exchange Traded Products — 98.1%
International Equity Exchange Traded Products — 5.1%
iShares Currency Hedged MSCI Japan ETF	31,091	925,579
WisdomTree Japan Hedged Equity Fund	1,916	102,104
		1,027,683
U.S. Equity Exchange Traded Products — 58.4%
iShares Core S&P Small-Cap ETF	17,967	2,031,169
SPDR S&P 500 ETF Trust	4,988	1,037,155
SPDR S&P MidCap 400 ETF Trust	33,183	8,717,506
		11,785,830
U.S. Fixed Income Exchange Traded Product — 34.6%
iShares Core U.S. Aggregate Bond ETF	63,857	6,989,148

Total Exchange Traded Products (Cost $19,725,580)		19,802,661

Short-Term Investment — 1.7%
Money Market Fund — 1.7%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	348,317	348,317
Total Short-Term Investment (Cost $348,317)		348,317

Total Investments (Cost $20,073,897(b)) — 99.8%		$20,150,978

Other assets in excess of liabilities — 0.2%		38,932

NET ASSETS — 100.0%		$20,189,910

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$19,802,661	$—	$—	$19,802,661
Short-Term Investment	348,317	—	—	348,317
Total Investments	$20,150,978	$—	$—	$20,150,978

See Notes to Financial Statements

Rx Funds Trust
Statements of Assets and Liabilities
October 31, 2015

	Rx Tactical Rotation Fund	Rx Traditional Allocation Fund	Rx MAR Tactical Moderate Growth Fund	Rx MAR Tactical Growth Fund
Assets
Investments, at cost	$73,775	$63,863	$19,593,099	$20,073,897
Investments, at value	$74,429	$63,532	$19,622,862	$20,150,978
Interest and dividends receivable	—	—	3	3
Receivable for capital shares issued	16,000	—	32,308	26,531
Receivable for investments sold	—	—	234,134	58,575
Receivable from Investment Adviser	14,619	14,889	7,383	5,255
Prepaid expenses	—	185	9,407	13,470
Total assets	$105,048	$78,606	$19,906,097	$20,254,812

Liabilities
Payable for capital shares redeemed	$—	$—	$—	$18,765
Accrued expenses and other payables:
Administration	7	6	2,121	2,149
Distribution and Service	7	18	8,735	16,809
Fund Accounting	1,537	1,537	1,712	1,708
Trustees	600	642	—	—
Other	19,967	19,125	25,510	25,471
Total liabilities	22,118	21,328	38,078	64,902
Net Assets	$82,930	$57,278	$19,868,019	$20,189,910

Composition of Net Assets
Capital	$83,030	$60,020	$20,281,246	$20,430,492
Accumulated (distributions in excess of) net investment income	1,028	913	28,045	(17,096)
Accumulated net realized losses from investment transactions	(1,782)	(3,324)	(471,035)	(300,567)
Net unrealized appreciation (depreciation)	654	(331)	29,763	77,081
Net Assets	$82,930	$57,278	$19,868,019	$20,189,910

Net Assets By Share Class
Institutional Class Shares	$55,869	$7,250	$8,440,394	$5,601,388
Class A Shares	26,157	45,361	7,998,195	9,063,350
Class C Shares	904	4,667	3,429,430	5,525,172
Net Assets	$82,930	$57,278	$19,868,019	$20,189,910

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	5,809	775	807,276	534,717
Class A Shares	2,721	4,854	769,676	870,939
Class C Shares	94	500	333,345	536,413

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$9.62	$9.35	$10.46	$10.48
Class A Shares	$9.61	$9.34	$10.39	$10.41
Class C Shares*	$9.60	$9.33	$10.29	$10.30

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares**	1.00%	1.00%	1.00%	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.20	$9.91	$11.02	$11.05

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

Rx Funds Trust
Statements of Operations
For the Period Ended October 31, 2015

	Rx Tactical Rotation Fund*	Rx Traditional Allocation Fund*	Rx MAR Tactical Moderate Growth Fund	Rx MAR Tactical Growth Fund
Investment Income:
Dividend	$144	$60	$251,870	$256,404
Total Investment Income	144	60	251,870	256,404

Expenses:
Investment advisory	129	122	113,886	117,136
Administration	16	17	18,981	19,523
Distribution - Class A Shares	11	27	12,793	20,720
Distribution - Class C Shares	2	9	24,049	38,395
Service - Class A Shares	—	—	8,393	13,940
Service - Class C Shares	—	—	5,790	9,362
Accounting	5,076	5,076	21,478	21,024
Audit expenses	18,675	18,771	20,791	20,806
Compliance services	864	894	5,955	6,018
Custodian	411	210	1,645	1,828
Insurance	1,385	706	431	423
Legal expenses	142	146	1,715	1,744
Shareholder Reporting	1,283	1,305	13,628	10,400
State registration expenses	5,200	5,118	37,759	27,911
Transfer Agent	6,854	6,877	52,818	62,174
Trustees	610	652	7,675	7,663
Other	1,722	1,730	5,319	5,466
Total expenses before fee reductions	42,380	41,660	353,106	384,533
Expenses reduced by: Adviser	(42,252)	(41,489)	(159,511)	(147,780)
Distribution/service fees (Class A)	—	—	(4,029)	(6,691)
Net Expenses	128	171	189,566	230,062

Net Investment Income (Loss)	16	(111)	62,304	26,342

Realized and unrealized gains (losses) on investment transactions:
Net realized losses from investment transactions	(1,782)	(3,324)	(455,703)	(265,764)
Net change in unrealized appreciation/depreciation from investments	654	(331)	(85,167)	(199,527)
Net realized and unrealized losses	(1,128)	(3,655)	(540,870)	(465,291)

Net Decrease in Net Assets Resulting from Operations	$(1,112)	$(3,766)	$(478,566)	$(438,949)

*	From August 5, 2015 (commencement of operations) through October 31, 2015.

See Notes to Financial Statements

Rx Funds Trust
Statements of Changes in Net Assets

	Rx Tactical Rotation Fund	Rx Traditional Allocation Fund
	Period Ended October 31, 2015*	Period Ended October 31, 2015*
Investment Operations:
Net investment income (loss)	$16	$(111)
Net realized losses	(1,782)	(3,324)
Net change in unrealized appreciation/depreciation	654	(331)
Net decrease in net assets resulting from operations	(1,112)	(3,766)

Net increase in net assets from capital transactions	84,042	61,044
Total increase in net assets	82,930	57,278

Net Assets:
Beginning of year	—	—
End of year	$82,930	$57,278
Accumulated (distributions in excess of) net investment income	16	(111)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued**	$56,673	$7,500
Institutional Class Shares capital transactions	56,673	7,500

Class A Shares
Proceeds from shares issued	26,428	48,544
Class A Shares capital transactions	26,428	48,544

Class C Shares
Proceeds from shares issued	941	5,000
Class C Shares capital transactions	941	5,000

Net increase in net assets from capital transactions	$84,042	$61,044

Share Transactions:
Institutional Class Shares
Issued	5,809	775
Change in Institutional Class Shares	5,809	775

Class A Shares
Issued	2,721	4,854
Change in Class A Shares	2,721	4,854

Class C Shares
Issued	94	500
Change in Class C Shares	94	500

*	From August 5, 2015 (commencement of operations) through October 31, 2015.
**	Net of offering costs.

See Notes to Financial Statements

Rx Funds Trust
Statements of Changes in Net Assets - (continued)

	Rx MAR Tactical Moderate Growth Fund		Rx MAR Tactical Growth Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014*	Year Ended October 31, 2015	Period Ended October 31, 2014*
Investment Operations:
Net investment income	$62,304	$4,068	$26,342	$7,633
Net realized losses	(455,703)	(21,009)	(265,764)	(41,681)
Net change in unrealized appreciation/depreciation	(85,167)	114,930	(199,527)	276,608
Net increase (decrease) in net assets resulting from operations	(478,566)	97,989	(438,949)	242,560

Distributions:
From net investment income:
Institutional Class Shares	(13,321)	—	(6,273)	—
Class A Shares	(13,040)	—	(24,383)	—
Class C Shares	(6,431)	—	(14,874)	—
Decrease in net assets from distributions	(32,792)	—	(45,530)	—

Net increase in net assets from capital transactions	12,447,477	7,800,911	13,035,026	7,363,803
Total increase in net assets	11,936,119	7,898,900	12,550,547	7,606,363

Net Assets:
Beginning of year	7,931,900	33,000	7,639,363	33,000
End of year	$19,868,019	$7,931,900	$20,189,910	$7,639,363
Accumulated (distributions in excess of) net investment income	33,722	4,210	(10,865)	8,323

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$8,824,035	$2,554,138	$5,931,690	$3,191,433
Dividends reinvested	13,321	—	6,273	—
Cost of shares redeemed	(2,602,686)	(143,594)	(3,394,660)	(187,595)
Institutional Class Shares capital transactions	6,234,670	2,410,544	2,543,303	3,003,838

Class A Shares
Proceeds from shares issued	7,670,161	3,722,840 **	14,008,550	2,385,976 **
Dividends reinvested	12,586	—	16,245	—
Cost of shares redeemed	(3,038,950)	(249,832)	(7,137,861)	(2,990)
Class A Shares capital transactions	4,643,797	3,473,008	6,886,934	2,382,986

Class C Shares
Proceeds from shares issued	2,023,883	1,954,537	4,115,582	2,032,183
Dividends reinvested	6,431	—	12,366	—
Cost of shares redeemed	(461,304)	(37,178)	(523,159)	(55,204)
Class C Shares capital transactions	1,569,010	1,917,359	3,604,789	1,976,979

Net increase in net assets from capital transactions	$12,447,477	$7,800,911	$13,035,026	$7,363,803

Share Transactions:
Institutional Class Shares
Issued	817,345	243,429	555,521	315,758
Reinvested	1,229	—	582	—
Redeemed	(240,812)	(13,915)	(319,100)	(18,044)
Change in Institutional Class Shares	577,762	229,514	237,003	297,714

Class A Shares
Issued	715,204	325,021 **	1,313,926	229,628 **
Reinvested	1,165	—	1,512	—
Redeemed	(280,787)	(23,927)	(677,140)	(287)
Change in Class A Shares	435,582	301,094	638,298	229,341

Class C Shares
Issued	190,676	189,191	390,836	198,789
Reinvested	598	—	1,158	—
Redeemed	(43,546)	(3,574)	(49,189)	(5,181)
Change in Class C Shares	147,728	185,617	342,805	193,608

*	From December 19, 2013 (commencement of operations) through October 31, 2014.
**	Net of offering costs.

See Notes to Financial Statements

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Rx Funds Trust
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)*	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Rx Tactical Rotation Fund

Institutional Class Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$0.01	$(0.39)	$(0.38)	$—	$—	$—	$9.62

Class A Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.00)^	$(0.39)	$(0.39)	$—	$—	$—	$9.61

Class C Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.01)	$(0.39)	$(0.40)	$—	$—	$—	$9.60

Rx Traditional Allocation Fund

Institutional Class Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.01)	$(0.64)	$(0.65)	$—	$—	$—	$9.35

Class A Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.02)	$(0.64)	$(0.66)	$—	$—	$—	$9.34

Class C Shares
For the period from
8/5/2015 (c) thru 10/31/2015	$10.00	$(0.03)	$(0.64)	$(0.67)	$—	$—	$—	$9.33

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

(3.80%)	$56	0.88%	322.96%	0.27%	232%

(3.90%)	$26	1.13%	323.21%	(0.13%)	232%

(4.00%)	$1	1.60%	323.68%	(0.53%)	232%

(6.50%)	$7	0.99%	302.63%	(0.51%)	159%

(6.60%)	$45	1.23%	302.87%	(0.80%)	159%

(6.70%)	$5	1.72%	303.36%	(1.29%)	159%

See Notes to Financial Statements

Rx Funds Trust
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)*		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Rx MAR Tactical Moderate Growth Fund

Institutional Class Shares
For the year ended
10/31/2015	$10.62	$0.08		$(0.19)		$(0.11)	$(0.05)	$—	$(0.05)	$10.46
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$0.02	+	$0.60	+	$0.62	$—	$—	$—	$10.62

Class A Shares
For the year ended
10/31/2015	$10.59	$0.05		$(0.21)		$(0.16)	$(0.04)	$—	$(0.04)	$10.39
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$(0.00	)^+	$0.59	+	$0.59	$—	$—	$—	$10.59

Class C Shares
For the year ended
10/31/2015	$10.54	$(0.02)		$(0.20)		$(0.22)	$(0.03)	$—	$(0.03)	$10.29
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$(0.01	)+	$0.55	+	$0.54	$—	$—	$—	$10.54

Rx MAR Tactical Growth Fund

Institutional Class Shares
For the year ended
10/31/2015	$10.59	$0.06		$(0.12)		$(0.06)	$(0.05)	$—	$(0.05)	$10.48
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$0.04	+	$0.55	+	$0.59	$—	$—	$—	$10.59

Class A Shares
For the year ended
10/31/2015	$10.55	$0.04		$(0.14)		$(0.10)	$(0.04)	$—	$(0.04)	$10.41
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$(0.00	)^+	$0.55	+	$0.55	$—	$—	$—	$10.55

Class C Shares
For the year ended
10/31/2015	$10.50	$(0.03)		$(0.13)		$(0.16)	$(0.04)	$—	$(0.04)	$10.30
For the period from
12/19/2013 (c) thru 10/31/2014	$10.00	$(0.01	)+	$0.51	+	$0.50	$—	$—	$—	$10.50

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Calculated based on ending shares during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

(1.10%)	$8,440	0.94%	1.99%	0.70%	138%

6.20%	$2,438	0.90%	5.03%	0.72%	79%

(1.54%)	$7,998	1.27%	2.40%	0.42%	138%

5.90%	$3,538	1.28%	5.53%	0.10%	79%

(2.11%)	$3,429	1.87%	2.92%	(0.22%)	138%

5.40%	$1,956	1.90%	6.03%	(0.32%)	79%

(0.59%)	$5,601	0.99%	1.93%	0.52%	150%

5.90%	$3,152	0.95%	4.52%	0.56%	89%

(0.92%)	$9,063	1.33%	2.35%	0.38%	150%

5.50%	$2,454	1.33%	5.02%	(0.19%)	89%

(1.57%)	$5,525	1.92%	2.86%	(0.32%)	150%

5.00%	$2,033	1.95%	5.52%	(0.62%)	89%

See Notes to Financial Statements

Rx Funds Trust

Notes to Financial Statements
October 31, 2015

1.	Organization:

Rx Funds Trust (formerly, American Independence Funds Trust II) (the “Trust”) is a Delaware business statutory trust that was organized on June 28, 2013, as an open-end, management investment company. As of October 31, 2015, the Trust offered four series, or mutual funds, the Rx Tactical Rotation Fund (formerly, MAR Tactical Conservative Fund), Rx Traditional Allocation Fund (formerly, MAR Tactical Aggressive Growth Fund), Rx MAR Tactical Moderate Growth Fund (formerly, American Independence MAR Tactical Moderate Growth Fund), and Rx MAR Tactical Growth Fund (formerly, American Independence MAR Tactical Growth Fund), each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of each of the four active series (individually, a “Fund”; collectively, the “Funds”).

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest each with a par value of $0.001. Each fund offers three classes of shares: Class A, Class C, and Institutional Class. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) (formerly, American Independence Financial Services, LLC) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Rx Funds Trust

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2015, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers into and out of any level during the current quarter presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Rx Funds Trust

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

3.	Related Party Transactions:

RiskX Investments serves as the investment adviser to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund pursuant to an investment advisory agreement between the Trust and RiskX Investments dated August 4, 2015. The initial term is for two years and yearly thereafter upon approval by the Board of Trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”).

American Independence Financial Services, LLC (“American Independence”) had been the investment adviser to the Trust on behalf of the MAR Tactical Moderate Growth Fund and the MAR Tactical Growth Fund (together the “MAR Tactical Funds”) pursuant to an investment advisory agreement dated July 13, 2013 (the “Original Advisory Agreement”). On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). The Original Advisory Agreement was terminated in accordance with its terms and pursuant to the 1940 Act on July 31, 2015 upon closing of the Transaction, and at which time American Independence became known as RiskX Investments, LLC. On August 1, 2015, an Interim Investment Advisory Agreement was entered into between RiskX Investments and the Trust on behalf of the MAR Tactical Funds. At a meeting held on March 18 and 19, 2015, the Board of Trustees, including the Independent Trustees, approved the Interim Investment Advisory Agreement as well as a New Investment Advisory Agreement, to be effective upon the approval by each MAR Tactical Fund’s shareholders.

The Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Rx Tactical Rotation Fund	1.00%
Rx Traditional Allocation Fund	0.90%
Rx MAR Tactical Moderate Growth Fund	0.75%
Rx MAR Tactical Growth Fund	0.75%

The Adviser has engaged Newfound Research, LLC (“Newfound”) as the sub-adviser for the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund. From August 5, 2015 (commencement of operations) through September 26, 2015, BFP Capital Management (“BCM”) served as the sub-adviser for the Rx Tactical Rotation Fund. The Trustees approved the agreements with Newfound and BCM at meetings held on August 4, 2015 and August 21, 2015. Newfound is headquartered at 425 Boylston Street, 3rd Floor, Boston, MA 02116.

The Adviser has engaged Cougar Global Investments, Ltd. (“Cougar”) as the sub-adviser for the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund. Cougar is headquartered at 357 Bay Street, Suite 101, Toronto, Ontario, Canada M5H 2T7. Cougar served as the sub-adviser to the MAR Tactical Funds pursuant to a Mutual Fund Sub-Investment Advisory Agreement dated September 20, 2013, between the Adviser and Cougar Global. Effective May 1, 2015, Cougar Global was acquired by Eagle Asset Management and therefore the Sub-Advisory Agreement terminated in accordance with its terms and the 1940 Act. The Trustees of the Trust approved an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”) at a meeting held on March 19, 2015 in anticipation of the acquisition. The Interim Sub-Advisory Agreement subsequently terminated effective September 28, 2015, pursuant to the 150 day term limit. Cougar Global has continued to provide sub-investment advisory services to the MAR Tactical Funds, but is not being paid any sub-advisory fees from either the Funds or the Adviser. Currently, the expenses of the Funds are above their respective expense limitations and the Adviser is reimbursing both Funds.

Rx Funds Trust

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

RiskX Investments is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-adviser relationships. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund.

Pursuant to the expense limitation agreement, RiskX Investments has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding any taxes, interest expenses relating to dividends on short sales brokerage fees, non-routine expenses and acquired fund fees, where applicable) at not more than the following percentages of average annual net assets.

Fund	Institutional Class	Class A	Class C
Rx Tactical Rotation Fund	0.90%(1)	1.28%(1)	1.90%(1)
Rx Traditional Allocation Fund	0.94%(2)	1.32%(2)	1.94%(2)
Rx MAR Tactical Moderate Growth Fund	0.95%(1)	1.33%(1)	1.95%(1)
Rx MAR Tactical Growth Fund	1.00%(1)	1.38%(1)	2.00%(1)

(1)    Effective thru March 1, 2016

(2)    Effective thru March 1, 2017

The total operating expenses of the Fund noted below was maintained at the following levels as indicated (all other Funds were maintained at the same level as in the table above):

Fund	Period	Institutional Class	Class A	Class C
Rx Traditional Allocation	Prior to September 22, 2015	1.05%	1.43%	2.05%
Rx MAR Tactical Moderate Growth Fund	Prior to March 1, 2015	0.90%	1.28%	1.90%
Rx MAR Tactical Growth Fund	Prior to March 1, 2015	0.95%	1.33%	1.95%

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees, non-routine expenses and acquired fund fees) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2015:

	Rx Tactical Rotation Fund	Rx Traditional Allocation Fund	Rx MAR Tactical Moderate Growth Fund	Rx MAR Tactical Growth Fund
For eligible expense reimbursements expiring:
October 31, 2017	$—	$—	$93,520	$97,816
October 31, 2018	42,252	41,489	159,511	147,780
	$42,252	$41,489	$253,031	$245,596

RiskX Investments also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

RiskX Investments has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. RiskX Investments pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent.

INTRUST Bank N.A. serves as the Funds’ custodian.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynski as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets. Mr. Leszczynski is also an employer of RiskX Investments and serves as its Chief Compliance Officer.

Rx Funds Trust

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A assets and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

During the fiscal year ended October 31, 2015, the MAR Tactical Moderate Growth Fund and the MAR Tactical Growth Fund assessed only 0.13% of the shareholder services fees through July 31, 2015. From August 1, 2015 through October 31, 2015, the MAR Tactical Funds were not assessing shareholder services fees due to the termination of the Shareholder Services Agreement between the Trust and the Adviser upon the change in control of American Independence Financial Services, LLC. The Tactical Rotation Fund and the Traditional Allocation Fund commenced operations as of August 5, 2015, and therefore, did not assess shareholder services fees during the period from commencement of operations through October 31, 2015 due to the termination of the Shareholder Services Agreement.

Shareholder service fees for Class A shares paid to RiskX Investments for the period ended October 31, 2015 were as follows:

Rx Tactical Rotation Fund	$—
Rx Traditional Allocation Fund	—
Rx MAR Tactical Moderate Growth Fund	4,737
Rx MAR Tactical Growth Fund	7,434

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Rx Tactical Rotation Fund	$190,918	$124,655
Rx Traditional Allocation Fund	56,292	32,716
Rx MAR Tactical Moderate Growth Fund	32,379,876	20,134,009
Rx MAR Tactical Growth Fund	35,069,583	22,298911

6.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2012-2015 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Rx Funds Trust

Notes to Financial Statements (Con’t)

6.	Federal Income Tax Information: (Continued)

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Rx Tactical Rotation	$1,012	$—	$(1,012)
Rx Traditional Allocation	1,024	—	(1,024)
Rx MAR Tactical Moderate Growth	(5,677)	5,677	—
Rx MAR Tactical Growth	(6,231)	6,878	(647)

At October 31 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Rx Tactical Rotation	$74,122	$525	$(218)	$307
Rx Traditional Allocation	63,863	9	(340)	(331)
Rx MAR Tactical Moderate Growth	19,644,600	157,861	(179,599)	(21,738)
Rx MAR Tactical Growth	20,110,903	350,539	(310,464)	40,075

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	Rx Tactical Rotation	Rx Traditional Allocation	Rx MAR Tactical Moderate Growth		Rx MAR Tactical Growth
	Year Ended October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$—	$—	$32,792	$—	$45,530	$—
Net long-term capital gains	—	—	—	—	—	—
Total taxable distributions	—	—	32,792	—	45,530	—
Tax exempt dividends	—	—	—	—	—	—
Total distributions paid	$—	$—	$32,792	$—	$45,530	$—

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Rx Tactical Rotation	Rx Traditional Allocation	Rx MAR Tactical Moderate Growth	Rx MAR Tactical Growth
Undistributed ordinary income	$1,028	$913	$28,045	$—
Undistributed long term capital gains	—	—	—	—
Tax accumulated earnings	1,028	913	28,045	—
Accumulated capital and other losses	(1,435)	(3,324)	(419,534)	(280,657)
Unrealized appreciation (depreciation) on investments	307	(331)	(21,738)	40,075
Total accumulated earnings (deficit)	$(100)	$(2,742)	$(413,227)	$(240,582)

Rx Funds Trust

Notes to Financial Statements (Con’t)

6.	Federal Income Tax Information: (Continued)

As of October 31, 2015, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Rx Tactical Rotation	Rx Traditional Allocation	Rx MAR Tactical Moderate Growth	Rx MAR Tactical Growth
Not subject to expiration:
Short-term	$1,435	$3,324	$419,534	$263,561
Long-term	—	—	—	—
	$1,435	$3,324	$419,534	$263,561

As of October 31, 2015, the Rx MAR Tactical Growth Fund had $17,096 of qualified late-year ordinary loss which is deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7.	Investments in Derivatives:

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. During the year ended October 31, 2015, the Funds did not invest directly in derivative instruments. Also, there are no open derivatives as of October 31, 2015.

8.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. A Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

9.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

10.	Subsequent Events:

Investment Advisory Agreement (MAR Tactical Funds only). As disclosed in a Supplement to the Funds’ Prospectus dated August 3, 2015, American Independence Financial Services, LLC, investment adviser to the Funds, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which would be renamed RiskX Investments, LLC. The Merger was consummated on July 31, 2015. Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger. At a meeting held on March 19, 2015, the Funds’ Trustees approved the terms of an interim investment advisory agreement (“Interim Agreement”) and a proposed investment advisory agreement (the “Proposed Agreement”). Also at that same meeting, the Trustees approved that a special meeting of shareholders be called to obtain their approval of the Proposed Agreement.

On December 28, 2015, the Interim Agreement terminated in accordance with its 150 day term limit. Shareholders of the MAR Tactical Funds have not yet approved the Proposed Agreement. RiskX Investments will continue to provide investment advisory services of the same scope and quality as under the Interim Agreement, but will not be paid its fees and the MAR Tactical Funds will not accrue any investment advisory fees.

Subsequent events occurring after October 31, 2015 have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

Rx Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Rx Funds Trust

We have audited the accompanying statements of assets and liabilities of the Rx Funds Trust (formerly, American Independence Funds Trust II), comprising the Rx Tactical Rotation Fund (formerly, MAR Tactical Conservative Fund), Rx Traditional Allocation Fund (formerly, MAR Tactical Aggressive Growth Fund), Rx MAR Tactical Moderate Growth Fund (formerly, MAR Tactical Moderate Growth Fund), and Rx MAR Tactical Growth Fund (formerly, MAR Tactical Growth Fund) (collectively, the Funds), including the schedules of portfolio investments as of October 31, 2015, and the related statements of operations for the year then ended, changes in net assets, and financial highlights for the year then ended and the period December 19, 2013 (commencement of operations) through October 31, 2014, for the Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund; and the related statement of operations, changes in net assets, and financial highlights for the period August 5, 2015 (commencement of operations) through October 31, 2015, for the Rx Tactical Rotation Fund and Rx Traditional Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Rx Funds Trust as of October 31, 2015, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 29, 2015

Rx Funds Trust

Additional Fund Information (Unaudited)

Portfolio Summaries

The Rx Funds Trust invested, as a percentage of net assets, in the following as of October 31, 2015:

Rx Tactical Rotation Fund
Portfolio Diversification	% of Net Assets
U.S. Fixed Income Exchange Traded Products	37.6%
U.S. Equity Exchange Traded Products	35.9
International Equity Exchange Traded Products	2.8
International Fixed Income Exchange Traded Product	2.2
Short-Term Investment	11.2
Total Investments	89.7%
Other assets in excess of Liabilities	10.3
Net Assets	100.0%

Rx Traditional Allocation Fund
Portfolio Diversification	% of Net Assets
U.S. Equity Exchange Traded Products	24.3%
U.S. Fixed Income Exchange Traded Product	6.9
International Equity Exchange Traded Products	3.6
Short-Term Investment	76.1
Total Investments	110.9%
Liabilities in excess of other assets	(10.9)
Net Assets	100.0%

Rx MAR Tactical Moderate Growth Fund
Portfolio Diversification	% of Net Assets
U.S. Fixed Income Exchange Traded Products	59.7%
U.S. Equity Exchange Traded Products	38.4
Short-Term Investment	0.7
Total Investments	98.8%
Other assets in excess of Liabilities	1.2
Net Assets	100.0%

Rx MAR Tactical Growth Fund
Portfolio Diversification	% of Net Assets
U.S. Equity Exchange Traded Products	58.4%
U.S. Fixed Income Exchange Traded Products	34.6
International Equity Exchange Traded Products	5.1
Short-Term Investment	1.7
Total Investments	99.8%
Other assets in excess of Liabilities	0.2
Net Assets	100.0%

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2015 at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/2015- 10/31/2015	Expense Ratio During Period**† 5/1/2015- 10/31/2015
Rx Tactical Rotation	Institutional Class Shares (a)	$ 1,000.00	$ 962.00	$ 2.08	0.88%
Fund	Class A Shares (a)	$ 1,000.00	$ 961.00	$ 2.67	1.13%
	Class C Shares (a)	$ 1,000.00	$ 960.00	$ 3.78	1.60%

Rx Traditional Allocation	Institutional Class Shares	$ 1,000.00	$ 935.00	$ 2.31	0.99%
Fund	Class A Shares	$ 1,000.00	$ 934.00	$ 2.87	1.23%
	Class C Shares	$ 1,000.00	$ 933.00	$ 4.01	1.72%

Rx MAR Tactical Moderate	Institutional Class Shares	$ 1,000.00	$ 955.30	$ 4.68	0.95%
Growth Fund	Class A Shares	$ 1,000.00	$ 953.20	$ 6.20	1.26%
	Class C Shares	$ 1,000.00	$ 951.00	$ 8.95	1.82%

Rx MAR Tactical Growth	Institutional Class Shares	$ 1,000.00	$ 951.90	$ 4.92	1.00%
Fund	Class A Shares	$ 1,000.00	$ 950.70	$ 6.44	1.31%
	Class C Shares	$ 1,000.00	$ 947.60	$ 9.23	1.88%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date August 5, 2015.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/2015- 10/31/2015	Expense Ratio During Period**† 5/1/2015- 10/31/2015
Rx Tactical Rotation	Institutional Class Shares (a)	$ 1,000.00	$ 1,020.61	$ 2.14	0.88%
Fund	Class A Shares (a)	$ 1,000.00	$ 1,019.35	$ 2.75	1.13%
	Class C Shares (a)	$ 1,000.00	$ 1,016.85	$ 3.89	1.60%

Rx Traditional Allocation	Institutional Class Shares	$ 1,000.00	$ 1,019.98	$ 2.41	0.99%
Fund	Class A Shares	$ 1,000.00	$ 1,018.73	$ 2.99	1.23%
	Class C Shares	$ 1,000.00	$ 1,016.22	$ 4.18	1.72%

Rx MAR Tactical Moderate	Institutional Class Shares	$ 1,000.00	$ 1,020.20	$ 4.84	0.95%
Growth Fund	Class A Shares	$ 1,000.00	$ 1,018.70	$ 6.41	1.26%
	Class C Shares	$ 1,000.00	$ 1,015.80	$ 9.25	1.82%

Rx MAR Tactical Growth	Institutional Class Shares	$ 1,000.00	$ 1,020.00	$ 5.09	1.00%
Fund	Class A Shares	$ 1,000.00	$ 1,018.40	$ 6.66	1.31%
	Class C Shares	$ 1,000.00	$ 1,015.50	$ 9.55	1.88%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date August 5, 2015.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2015, 100% and 100%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Rx MAR Tactical Moderate Growth and Rx MAR Tactical Growth Funds.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Rx MAR Tactical Moderate Growth and Rx MAR Tactical Growth Funds designate income dividends of 100% and 100%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2015.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

American Independence Financial Services, LLC (“American Independence” or “Adviser”) has been the investment adviser to the Rx Funds Trust, formerly the American Independence Funds Trust II, (the “Trust”), on behalf of the MAR Tactical Moderate Growth Fund (formerly, American Independence MAR Tactical Moderate Growth Fund) and the MAR Tactical Growth Fund (formerly, American Independence MAR Tactical Growth Fund) (together the “MAR Tactical Funds”), pursuant to an investment advisory agreement dated July 13, 2013 (the “Original Advisory Agreement”). Cougar Global Investments, Ltd. (“Cougar Global”) has served as the MAR Tactical Funds’ sub-adviser pursuant to a Mutual Fund Sub-Investment Advisory Agreement dated September 20, 2013, between American Independence and Cougar Global.

At a special meeting held on August 4, 2015 (the “August 4th Meeting”), the Board of Trustees, including the Independent Trustees, approved a new Investment Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”), formerly American Independence, and the Trust on behalf of the Rx Tactical Rotation Fund (formerly, the MAR Tactical Conservative Fund) and Rx Traditional Allocation Fund (formerly, the MAR Tactical Aggressive Growth Fund). In addition at the August 4th Meeting, the Board of Trustees, including the Independent Trustees, approved (i) a new Investment Sub-Advisory Agreement between RiskX Investments and BFP Capital Management (“BCM”) on behalf of the Rx Tactical Rotation Fund and (ii) a new Investment Sub-Advisory Agreement between RiskX Investments and Newfound Research LLC (“Newfound”) on behalf of the Rx Traditional Allocation Fund. At a special board meeting held on August 21, 2015, the Board of Trustees of the Trust, after careful consideration, approved a change in the sub-adviser for the Rx Tactical Rotation Fund upon the recommendation of RiskX Investments from BCM to Newfound subject to the written consent of the Fund’s sole shareholder. Further details on the approval of the advisory and sub-advisory agreements with respect to the Rx Tactical Rotation and Rx Traditional Allocation are provided below.

On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction, which took place on July 31, 2015, caused a change of control of American Independence. The merger of Folio with American Independence created a new company called RiskX Investments, LLC, and American Independence is now known as RiskX Investments, LLC (“RiskX Investments”). An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser. Therefore, the Original Advisory Agreement under which American Independence served as investment adviser to the Trust terminated upon the closing of the Transaction (July 31, 2015). In addition, effective May 1, 2015, the Mutual Fund Sub-Investment Advisory Agreement between American Independence and Cougar Global (the “Original Sub-Advisory Agreement”), by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “Cougar Global Transaction”).

At a meeting held on March 18 and 19, 2015, the Funds’ Trustees approved the terms of an interim investment advisory agreement and at a meeting held on April 29, 2015, the Funds’ Trustees approved the terms of an interim sub-advisory agreement (“Interim Agreements”). In addition at the March 18 and 19, 2015 meeting, the Funds’ Trustees approved a proposed investment advisory agreement (the “Proposed Advisory Agreement”). Also at the March 18 and 19, 2015 meeting, the Trustees approved that a joint special meeting of shareholders of the MAR Tactical Funds be called to obtain their approval of the Proposed Advisory Agreement. Details regarding the approval of the Interim Agreements and Proposed Advisory Agreement are provided below.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board of Trustees (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement pursuant to which an adviser may serve as investment adviser to a fund for up to 150 days from the termination of an advisory agreement.

Interim Agreements – MAR Tactical Funds

At a meeting held on March 18 and 19, 2015 (the “March Meeting”), the Board of Trustees, including the Independent Trustees, approved an Interim Investment Advisory Agreement between the Trust and American Independence with respect to the MAR Tactical Funds. Also at the March Meeting, the Board of Trustees discussed with the Adviser and counsel the recent news regarding the pending Cougar Global Transaction and deferred approval of an interim sub-advisory agreement until further information could be obtained. At a special meeting held on April 29, 2015 (the “April Meeting”) the Board of Trustees, including the Independent Trustees, approved an Interim Mutual Fund Sub-Investment Advisory Agreement on behalf of the MAR Tactical Funds with respect to Cougar Global.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

In an executive session at the March Meeting, counsel discussed with the Trustees the following conditions imposed  under Rule 15a-4 with respect to interim advisory agreements: (1) the compensation under the interim contract may be no greater than under the previous contract; (2) a fund’s Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated; (3) a fund’s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the  previous contract; (4) the interim contract provides that the fund’s Board of Trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser; (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the funds’ Board; (6) the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and (7) the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act. After review of the Interim Agreements, representations made by management and in consultation with counsel, the Trustees, including a majority of the Independent Trustees, determined that the conditions imposed by Rule 15a-4 were met and approved the Interim Investment Advisory Agreement. In addition, at the April Meeting, the Trustees, including a majority of the Independent Trustees, approved the Interim Mutual Fund Sub-Investment Advisory Agreement with respect to the MAR Tactical Funds after taking into consideration the same factors discussed above at the March Meeting as well as discussions at the April Meeting surrounding the Cougar Global Transaction and Cougar Global’s commitment to continue providing services to the MAR Tactical Funds.

The Interim Advisory Agreement went into effect on August 1, 2015 upon the closing of the Transaction and will expire on December 28, 2015 pursuant to the 150 day term limit. After termination of the Interim Advisory Agreement, RiskX Investments will continue to provide the same level of services to the Fund, but without a fee and the MAR Tactical Funds will discontinue the accrual of any investment advisory fees. Currently, the expenses of the MAR Tactical Funds are above each Fund’s respective expense limitation and, therefore, RiskX Investments is reimbursing both Funds. A proxy statement is anticipated to go out to shareholders of the MAR Tactical Funds in late January, 2016 to approve a proposed investment advisory agreement, which was approved by the Board of Trustees at the March Meeting (see below for further details).

The Interim Mutual Fund Sub-Investment Advisory Agreement went into effect on May 1, 2015 upon the closing of the Cougar Global Transaction, and subsequently terminated effective September 28, 2015, pursuant to the 150 day term limit. Cougar Global has continued to provide sub-investment advisory services to the MAR Tactical Funds, but is not being paid any sub-advisory fees from either the Funds or the Adviser. Currently, the expenses of the Funds are above their respective expense limitations and the Adviser is reimbursing both Funds.

Proposed Advisory Agreement – MAR Tactical Funds

At the March Meeting, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Proposed Advisory Agreement. In an executive session at the March Meeting, counsel had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Advisory Agreement, during which management answered questions from the Trustees. Counsel explained in order to approve the new agreement, the Board must find that approval of the agreement is in the best interest of each Fund and its shareholders based on a review of the same general factors it considers in connection with the annual renewal of the Funds’ advisory agreement. It was also noted that the Board was not being asked to approve the Transaction itself, but rather, it was being called upon to approve only a new agreement following the assignment, and resulting termination, of the Funds’ current agreement. The Board took into consideration any differences between the Proposed Advisory Agreement and the Original Advisory Agreement, of which there were minor immaterial differences; and that the Proposed Advisory Agreement would be no less favorable to the Funds than the Original Advisory Agreement. It was noted that, in particular, the contractual fee rates payable under the Proposed Advisory Agreement would not differ from the rates payable under the Original Advisory Agreement for any of the Funds that are currently operational. In addition, it was noted that the Adviser, and not the Funds or their shareholders, would bear the costs associated with the Transaction, including the costs related to solicitation of Fund shareholder approval of the Proposed Advisory Agreement, the costs of special meetings of the Board or its committees, the costs of auditors and counsel on work related to the Transaction, and other such costs that may be incurred that are related to the Transaction.

In determining whether or not it was appropriate to approve the Proposed Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the organizational meeting held in July, 2013, in addition to the information provided at the March 18-19, 2015 meeting. At a subsequent meeting held on June 18-19, 2015, the Board reviewed additional information in relation to expense fee comparisons for all the Funds.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Original Advisory Agreement are currently expected to continue to manage the Funds under the New Advisory Agreement; (2) that the compensation to be received by the Adviser under the Proposed Advisory Agreement is the same as the compensation paid under the Original Advisory Agreement; (3) representation that the Adviser would maintain any existing expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of the Adviser are expected to continue to be responsible for the management of the reorganized firm; (5) that the terms and conditions of the Proposed Advisory Agreement, are substantially identical to those of the Original Advisory Agreement; and (6) the commitment of the Adviser that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meetings held on March 18-19, 2015 and June 18-19, 2015, the Board of Trustees reached its determinations with respect to the Proposed Advisory Agreement based on the following factors: (1) the quality of the Adviser’s investment advisory and other services; (2) the Adviser’s investment management personnel; (3) the Adviser’s operations and financial condition; (4) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser has waived or reimbursed any fees; (8) the level of the Adviser’s profitability from its Fund-related operations; (9) the Adviser’s compliance systems; (10) the Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

In addition, at the March 18-19, 2015 meeting, the Trustees reviewed at length the terms and conditions of the Transaction resulting in the merger between American Independence and FolioMetrix. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Grail and how the Adviser will be integrated within Grail, including any plans to merge and/or reorganize the Adviser; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Grail’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Grail’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the Proposed Advisory Agreement, the Funds can be best assured that services from RiskX Investments will be provided without interruption. In reaching their conclusion with respect to the approval of the Proposed Advisory Agreement, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the March 18-19, 2015 meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

The Board of Trustees also determined that the Proposed Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Proposed Advisory Agreement and voted to recommend its approval by each Fund’s shareholders.

New Agreements – Rx Tactical Rotation Fund and Rx Traditional Allocation Fund

At the August 4th Meeting, the Board of Trustees, including a majority of Interested Trustees, reviewed, considered and then approved a new Investment Advisory Agreement between RiskX Investments and the Trust on behalf of the Rx Tactical Rotation Fund and Rx Traditional Allocation Fund. In addition, at the August 4th Meeting, the Board of Trustees, including a majority of Interested Trustees, considered and approved (i) a new Investment Sub-Advisory Agreement between RiskX Investments and BFP Capital Management (“BCM”) on behalf of the Rx Tactical Rotation Fund and (ii) a new Investment Sub-Advisory Agreement between RiskX Investments and Newfound Research LLC (“Newfound”) on behalf of the Rx Traditional Allocation Fund (together with the new Investment Advisory Agreement, the “New Agreements”).

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

At the August 4th Meeting, counsel had discussed with the Trustees their responsibilities and fiduciary duties in connection with the approval of these agreements. During a private session, the Trustees reviewed a wide variety of information that they had requested and received from the Adviser. In considering the New Agreements, and in evaluating the fairness of the compensation to be paid by the Fund under the New Agreements, the Trustees considered the nature, extent and quality of the services to be provided by RiskX Investments, BCM and Newfound. The Trustees reviewed the services RiskX Investments (formerly, American Independence) has historically provided to other affiliated funds. These services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. It was also considered that with respect to the Funds, RiskX Investments would have oversight responsibility of BCM and Newfound (the “Sub-Advisers”). BCM and Newfound will be responsible for the day-to-day portfolio management of the Rx Tactical Rotation Fund and Rx Traditional Allocation Fund, respectively, including determining the composition of assets of each respective Fund and the timing of each Fund’s execution of the purchase and sale of assets. The Trustees were provided with and reviewed the performance of other investment products managed by BCM and Newfound with similar strategies as the Funds.

The Trustees also considered both the Adviser’s and Sub-Advisers’ personnel, resources, operations and portfolio management capabilities as well as their compliance programs. The Trustees discussed the plans of management for marketing and distributing the shares of the Funds. The Trustees reviewed information about the potential effect of asset growth on each Fund’s expenses, the difficulty of forecasting the effect of asset growth on the profitability of the Adviser and Sub-Advisers. It was noted that, during the initial start-up of the Funds, RiskX Investments would be reimbursing the Funds due to the imposed expense limitations until the Funds reach a considerable asset level.

Other factors considered by the Trustees in deciding to approve the New Agreements, included the following: (i) the nature, extent and quality of services to be provided by the Adviser and Sub-Advisers; (ii) the anticipated costs to the Adviser and Sub-Advisers in providing the services and resulting profits that the Adviser and Sub-Advisers and their affiliates expect to realize from their relationship with the Trust; (iii) the extent to which Adviser and Sub-Advisers realize economies of scale and shares any such economies with the New Fund as it grows larger; (iv) other sources of revenues received by the Adviser and Sub-Advisers, and their affiliates, from their relationship with the Trust, including intangible or “fall-out” benefits; (v) the expense ratios of the Funds, including the investment advisory fees, compared to the ratios of similar funds; (vi) the investment performance of similar strategies to the Funds managed by Sub-Advisers; and (vii) the entrepreneurial risk assumed by the Adviser in launching these Funds. It was noted that, although the Adviser (rather than the Funds) will pay each Sub-Adviser’s fees, the Trustees separately evaluated the fees in relation to the services to be performed, as well as the “spread” to be retained by the Adviser under the proposed fee schedule in relation to the services to be performed by the Adviser in operating the Funds.

Materials and other information discussed were those previously reviewed and considered by the Trustees at the March Meeting with respect to RiskX Investments as well as other meetings held throughout the previous calendar year. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the New Agreements. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the New Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the New Agreements was in the best interests of the Funds and their shareholders. The New Agreements went into effect prior to the Funds launch date of August 5, 2015.

At a special board meeting held on August 21, 2015 (“August 21st Meeting”), the Board of Trustees of the Trust, after careful consideration, approved a change in the sub-adviser for the Rx Tactical Rotation Fund upon the recommendation of RiskX Investments from BCM to Newfound subject to the written consent of the Fund’s sole shareholder, which has been obtained. Newfound took over as the sub-adviser to the Rx Tactical Rotation Fund effective September 27, 2015. In considering their approval of a new Investment Sub-Advisory Agreement between RiskX Investments and Newfound on behalf of the Rx Tactical Rotation Fund, the Board took into consideration materials provided at the August 21st Meeting by Newfound with respect to their investment strategy as well as compliance and financial information with respect to their firm. In addition, the Board considered all the materials provided at the August 4th Meeting and Newfound’s current services to the Rx Traditional Allocation Fund. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the new Investment Sub-Advisory Agreement with Newfound on behalf of the Rx Tactical Rotation Fund. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the agreement, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Investment Sub-Advisory Agreement with Newfound on behalf of the Rx Tactical Rotation Fund was in the best interests of the Fund and its sole shareholder.

Rx Funds Trust

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee(1)
INDEPENDENT TRUSTEES
Jeffrey Haas Age: 54	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	4	1
George Mileusnic Age: 61	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	4	1
INTERESTED TRUSTEE
John J. Pileggi Age: 56	Trustee	Indefinite	Managing Partner of RiskX Investments (2004-Present).	4	1
OFFICERS(2)
Eric Rubin Age: 49	President	7/2005-Present	President, RiskX Investments (2005-Present).	N/A	N/A
John J. Pileggi Age: 56	Assistant Treasurer	10/2008-Present	Managing Partner of RiskX Investments (2004-Present).	N/A	N/A
Thaddeus (“Ted”) Leszczynski Age: 68	Chief Compliance Officer	2/2015-Present	Founding member of Compliance Solutions Associates LLC (since September 2009).	N/A	N/A
Susan Silva Age: 48	Treasurer & Assistant Secretary	9/2010-Present

Chief Administrative Officer of RiskX Investments since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to RiskX Investments (November 2008 to 2012).

				N/A	N/A

(1)	Each Trustee is also a Trustee of American Independence Funds Trust (“AIFT”), which as of October 31, 2015 included seven (7) portfolios or funds.
(2)	Each officer holds the same position with AIFT.

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Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)	During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014.

(a)	AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2015 and the period December 19, 2013, commencement of operations, through October 31, 2014 were $62,118 and $48,975, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2015 and 2014.

(c)	TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2015 and the period December 19, 2013, commencement of operations, through October 31, 2014 were $22,817 and $18,244, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the Rx Funds Trust.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)       Not applicable

(b)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rx Funds Trust

By (Signature and Title)

/s/ John Pileggi
John Pileggi
President and Chief Executive Officer

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John Pileggi
John Pileggi
President and Chief Executive Officer

Date: January 7, 2016

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2016